SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

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THE MEXICO EQUITY AND INCOME FUND, INC.
615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 25, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on Monday, October 25, 2004, at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect one Class III Director to hold office until the year 2007 Annual Meeting (Proposal 1); and

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 24, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

Copies of the Fund’s most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217.

   By Order of the Board of Directors,

    Thomas Meller
Dated: October 4, 2004             Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts		Valid Signature

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp.Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

(i)

THE MEXICO EQUITY AND INCOME FUND, INC.

615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202
_______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
to be held on October 25, 2004
_______________________________

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on October 25, 2004, at 10:00 a.m., Eastern time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about October 4, 2004.

Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominee for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares, held in the name of the broker or nominee for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

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The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Pichardo Asset Management, SA de CV ("PAM"), the Fund’s investment adviser, or U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the "Administrator").

The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund’s common stock.

Only holders of issued and outstanding shares of the Fund’s common stock of record at the close of business on September 24, 2004 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on September 24, 2004 was 2,473,504. The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent semi-annual report for the period ended January 1, 2004 may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. A copy of the Fund’s most recent annual report for the period ended July 31, 2004 has been included with this Proxy Statement and is attached hereto. This report is not to be regarded as proxy-soliciting material.

This Proxy Statement is first being mailed to stockholders on or about October 4, 2004.

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PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

At the Meeting, stockholders will be asked to elect one Class III Director to hold office until the year 2007 Annual Meeting or thereafter until his successor is duly elected and qualified. In the event that the nominee becomes unavailable for election for any presently unforeseen reason, the person named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

On November 27, 2001, at the Annual Meeting of Stockholders the Stockholders of the Fund approved Messrs. Goldstein and Goodstein as Class I directors to serve until the 2002 Annual Meeting of Stockholders; Messrs. Das and Dakos as Class II directors to serve until the 2003 Annual Meeting of Stockholders; and Mr. Hellerman as a Class III director to serve until the 2004 Annual Meeting of Stockholders.

At the Meeting, stockholders will be asked to vote for the election of Mr. Hellerman as a Class III Director to serve until the year 2007 Annual Meeting or thereafter until each of their respective successors are duly elected and qualified. If elected, Mr. Hellerman has consented to serve as a Director of the Fund until his successor is duly elected and qualified. As an officer of the Fund, Mr. Hellerman shall be considered an "interested person," as defined in the Investment Company Act of 1940 (the "1940 Act").

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Mr. Hellerman. The nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that the nominee named above will become unavailable for election as a Director, but if Mr. Hellerman should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following tables set forth the year born and principal occupation of each of the Directors and the nominee for election as a Class III Director:

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NOMINEE

Name, Address and Year Born	Position(s) with Fund	Term of Office Since	Principal Occupation during past 5 years	Directorships held by Director Outside of Fund Complex*

Class III Interested Nominee to serve until the Year 2007 Annual Meeting of Stockholders:
Gerald Hellerman (1937) 10965 Eight Bells Lane Columbia, MD 21044	Director, President, CEO and Treasurer	2001	Managing Director, Hellerman Associates, (a financial and corporate consulting firm).	Director, Frank’s Nursery & Crafts, Inc.; and Director, Innovative Clinical Solutions, Ltd.; Brantley Capital Corporation; and MVC Capital, Inc.
___________
*	The Fund Complex is comprised of only the Fund because the nominee did not serve as a director to another investment company which was managed by Pichardo Asset Management, S.A. de C.V. during the fiscal year ended July 31, 2003.

REMAINING BOARD OF DIRECTORS

The following tables set forth the name, address, year born and principal occupation of each of the remaining Directors of the Fund:

Name, Address and Year Born	Position with Fund	Term of Office Since	Principal Occupation during past 5 years	Directorships held by Nominee for Director Outside of Fund Complex*

Class I Independent Directors serving until the Year 2005 Annual Meeting of Stockholders:

Glenn Goodstein (1963) 4243 Mooncrest Place Encino, CA 91436	Director	2001	Registered investment adviser; and held numerous executive positions with Automatic Data Processing, Inc. until 1996.	Director, Italy Fund, Inc.

Phillip Goldstein (1945) 60 Heritage Drive Pleasantville, NY 10570	Director	2000
President, Kimball & Winthrop, Inc. (an investment advisory firm);and general partner of Opportunity Partners L.P.; Investment Manager for a limited number of clients; Advocate for shareholder rights; and Managing Member of the general partner of Full Value Partners L.P.
				Director, Brantley Capital Corporation.

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Class II Independent Directors serving until the Year 2006 Annual Meeting of Stockholders:
Rajeev Das, CFA (1968) 68 Lafayette Ave. Dumont, NJ 07628	Director	2001	Senior Analyst, Kimball & Winthrop, Inc.; and prior Credit Manager, Muriel Siebert & Company.
Andrew Dakos (1966) 43 Waterford Drive Montville, NJ 07045	Director and Chairman of Audit Committee	2001	President and CEO, UVitec Printing Ink, Inc.; Managing Member of the general partner of Full Value Partners L.P.; President of Elmhurst Capital, Inc. (an investment advisory firm).

_________
*	The Fund Complex is comprised of only the Fund.

The following table sets forth, for each Director, the aggregate dollar range of equity securities in the Fund that is owned by the Director as of September 24, 2004. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name	Dollar Range of Equity Securities in the Fund.
Phillip Goldstein	$0-10,000
Glenn Goodstein	$0-10,000
Andrew Dakos	$0-10,000
Rajeev Das	$0-10,000
Gerald Hellerman	$0-10,000

Executive Officers

In addition to Mr. Hellerman, the current officers of the Fund are:
Name, Address and Year Born	Position(s) with Fund	Term of Office Since	Principal Occupation during past 5 years	Directorships held by Officer
Andrew P. Chica (1975)	Assistant Vice President and Assistant Treasurer	2001	Compliance Officer, U.S. Bancorp Fund Services, LLC; Asst. Treasurer, Kinetics Mutual Funds, Inc.	N/A
Thomas Meller (1980)	Secretary	2004	Compliance Administrator, U.S. Bancorp Fund Services, LLC	N/A

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Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s investment manager during its prior fiscal year. The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. In addition, the Fund pays the members of the Audit Committee, comprised of Messrs. Rajeev Das, Phillip Goldstein and Andrew Dakos, $100 per meeting attended. The Fund’s Pricing Committee members, consisting of all of the independent Directors of the Fund, are paid $100 each for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board meeting. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr. Hellerman receives an annual salary in the amount of $6,000, which is paid equally by the Fund and the Adviser. In addition, the Fund reimburses the Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

The following table provides information concerning the compensation paid during the year ended July 31, 2004, to each Director of the Fund. All of the Directors received compensation for serving as a Director of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director	Director Since	Aggregate Compensation From Fund
Phillip Goldstein	2000	$8,100
Glenn Goodstein	2001	$7,800
Andrew Dakos	2001	$8,000
Rajeev Das	2001	$8,100
Gerald Hellerman	2001	$8,000

Each Director attended, in person or by telephone, at least seventy-five (75%) percent or more of the five (5) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

Nominating Committee

At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The members of the Nominating Committee of the Board of Directors are all of the non-interested Directors and are Messrs. Goodstein, Goldstein, Dakos, and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein.

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AUDIT COMMITTEE

The Fund’s Audit Committee is currently composed of all of the independent Directors, Messrs. Das, Goldstein and Dakos. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors. The Audit Committee convened two times during the fiscal year ended July 31, 2004. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the two meetings of the Audit Committee held during the period for which he was a member of the Audit Committee.

The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountants for the Fund’s most recent fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund’s investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund’s investment manager that provides services to the Fund ("All Other Fees").

Audit Fees	Financial Information Systems Design	All Other Fees
$18,400	$0	$2,100

All of the services performed by the Fund’s independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements. Of the time expended by the Fund’s principal accountant to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than the principal accountant’s full time, permanent employees.

Audit Committee Report

The Audit Committee has met and held discussions with the Fund’s Administrator, U.S. Bancorp Funds Services, LLC, and the Fund’s independent accountants. The independent accountants represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

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The Fund’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants’ their independence, in light of the services they were providing.

Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent accountants and the Audit Committee’s review of the representations of the Fund’s Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2004 filed with the U.S. Securities and Exchange Commission.

Respectfully submitted,

Andrew Dakos, Chairman
Phillip Goldstein
Rajeev Das

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund’s directors and officers, persons who own more than ten (10%) percent of the Fund’s common stock, and the Fund’s investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund’s directors and officers, the Fund’s investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2004.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. HELLERMAN AS THE CLASS III DIRECTOR OF THE FUND.

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ADDITIONAL INFORMATION PERTAINING TO THE

PROPOSED PUT WARRANT PROGRAM

On February 14, 2003, the Fund obtained stockholder approval for the creation, issuance and registration of put warrants, pursuant to a put warrant program, which are designed to afford stockholders a series of opportunities to realize NAV for their shares. Initially conceived by Mr. Goldstein as an innovative means by which stockholders of a closed-end management investment company might realize NAV for their shares, Mr. Goldstein has developed the terms for the creation and issuance of a new instrument entitled a "put warrant." A Registration Statement covering the issuance of the proposed put warrants and certain no-action and/or exemptive relief requested by the Fund with respect thereto is currently under review by the staff of the Investment Company Division and the staff of the Division of Corporate Finance of the U.S. Securities and Exchange Commission (the "SEC").

In addition to the SEC’s review, the New York Stock Exchange (the "NYSE") has informally indicated that, if the put warrants are approved by the SEC, the put warrants should be eligible to be listed on the NYSE.

As initially conceived, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund’s common stock for each put warrant held once each calendar quarter, in exchange for cash equal to NAV per share.

THERE CAN, HOWEVER, BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO REGISTER THE PUT WARRANTS AS CONCEIVED BY MR. GOLDSTEIN IN THE NEAR FUTURE.

INFORMATION PERTAINING TO THE FUND’S
INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser

Pichardo Asset Management, S.A. de C.V. ("PAM"), is the current investment adviser of the Fund. PAM is located at Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico. PAM manages the Fund’s day-to-day operations and provides the Fund with investment advisory services. Under the terms of an Investment Advisory Agreement, PAM will conduct all investment research and supervision and is responsible for the purchase and sale of the Fund’s investment portfolio securities, subject to the supervision and direction of the Board. PAM also provides the Fund with advice, supervises management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the Fund’s investments.

The Administrator

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Fund’s Administrator pursuant to an administrative agreement with the Fund. USBFS is located at 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202.

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INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

The following table sets forth information based on filings made with the Securities and Exchange Commission concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of the Fund because they possessed or share voting or investment power with respect to the shares of the Fund:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Fund’s Outstanding Shares Beneficially Owned
Deutsche Bank AG(1) Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	359,650	14.54%
Richard J. Shaker, d/b/a Shaker Financial Services 1094 Magothy Circle Annapolis, MD 21401	159,200	6.40%
________________________________
(1)	Based solely upon information presented in a Schedule 13G/A, dated December 29, 2003 filed by Deutsche Bank AG.
(2)	Based solely upon information presented in a Schedule 13G/A, dated June 30, 2004 filed by Richard J. Shaker, d/b/a Shaker Financial Services.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

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PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in the year 2005, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund’s proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund’s 2005 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July, 2005) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in October 2005 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund’s Meeting date.

THE MEXICO EQUITY AND INCOME FUND, INC.

Thomas Meller
Secretary
Dated: October 4, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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THE MEXICO EQUITY AND INCOME FUND, INC.
615 E. Michigan St., 2nd Floor
Milwaukee, Wisconsin 53202

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 25, 2004.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerald Hellerman, Andrew P. Chica and Thomas R. Westle, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Company") on Monday, October 25, 2004, at the offices of the Company, 405 Lexington Avenue, 23rd Floor, New York, NY 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.    ELECTION OF DIRECTORS.

To elect Mr. Gerald Hellerman, the nominee to serve as a Class III Director of the Company for the time period relating such director’s class and until a successor has been duly elected and qualified.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE.

DATED: ________________________________, 2004
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________________
Signature

_____________________________________
Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.